                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                           THE TOWN AND COUNTRY TRUST

             (Exact name of registrant as specified in its charter)

Maryland                            001-12056               52-6613091
---------------------------         -----------------       ----------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)


100 S. Charles Street, Baltimore, MD                              21201
------------------------------------                          --------------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (410) 539-7600

                           THE TOWN AND COUNTRY TRUST
                                    FORM 8-K


                                      INDEX

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        a.  Computation of Ratio of Earnings to Fixed Charges

                           THE TOWN AND COUNTRY TRUST
                                    FORM 8-K


ITEM 7.A.

                              TOWN & COUNTRY TRUST
               Computation of Ratio of Earnings to Fixed Charges
                        (in thousands, except ratio data)

                                                             SIX MONTHS                  YEARS ENDED DECEMBER 31,
                                                               ENDED
                                                              JUNE 30,
                                                                2003       2002        2001        2000        1999        1998
                                                              -------------------------------------------------------------------
INCOME BEFORE DISCONTINUED OPERATIONS
    AND MINORITY INTEREST                                     $ 7,329     $18,116     $15,298     $23,952     $17,129     $ 7,141

ADD:
    INTEREST EXPENSE INCLUDING AMORTIZATION OF DEBT COSTS      14,756      28,029      28,780      30,136      26,456      20,656
    RENTAL EXPENSE- INTEREST COMPONENT                             49          97          98          96          80          79

                                                              -------------------------------------------------------------------
                                                              $22,134     $46,242     $44,176     $54,184     $43,665     $27,876
                                                              ===================================================================


FIXED CHARGES:
    INTEREST EXPENSE INCLUDING AMORTIZATION OF DEBT COSTS     $14,756     $28,029     $28,780     $30,136     $26,456     $20,656
    RENTAL EXPENSE- INTEREST COMPONENT                             49          97          98          96          80          79

                                                              -------------------------------------------------------------------
    TOTAL FIXED CHARGES                                       $14,805     $28,126     $28,878     $30,232     $26,536     $20,735
                                                              ===================================================================


RATIO OF EARNINGS TO FIXED CHARGES                                1.5         1.6         1.5         1.8         1.6         1.3
                                                              ===================================================================


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Town and Country Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            By:  /s/ Alan W. Lasker
                                                 --------------------------
                                                 Alan W. Lasker
                                                 Senior Vice President
                                                 Chief Financial Officer




Dated: September 25, 2003